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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): August 15, 2002 (July 31,
                                     2002)

                        Commission file number: 000-26393

                          INT Media Group, Incorporated
             (Exact name of Registrant as specified in its charter)

        DELAWARE                                            06-1542480
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(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                        Identification
                                                               No.)

23 OLD KINGS HIGHWAY SOUTH
DARIEN, CONNECTICUT                                           06820
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  (Address of principal                                     (Zip Code)
    executive offices)

                                 (203) 662-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 20, 2002 (the "Signing Date"), the Registrant agreed to acquire (the "Acquisition") certain assets and to assume certain liabilities of the Jupiter Research and Events businesses from Jupiter Media Metrix, Inc., a Delaware corporation ("Jupiter"), pursuant to an Asset Purchase Agreement, dated as of June 20, 2002, by and between the Registrant, Jupiter and Jupiter Communications, Inc., a Delaware Corporation (the "Asset Purchase Agreement"). The Acquisition closed on July 31, 2002.

     The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations) consisted of cash in the amount of $250,000 ($100,000 of which had been paid as a deposit on the Signing Date) plus the assumption of certain liabilities of Jupiter including accounts receivable and obligations to fulfill contractual commitments.

     Jupiter Research is an international research organization specializing in business and technology market research. The Registrant intends to integrate the acquired assets, which includes research in 17 business areas and 9 vertical markets, with the operations of the Registrant's existing business.

     In conjunction with the Acquisition, the Registrant is preparing to change its name from INT Media Group, Incorporated to Jupitermedia Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         The financial statements required by this item, if any, will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

(b)      Pro forma financial information.

         The pro forma financial statements required by this item, if any, will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

(c)      Exhibits

         2     Asset Purchase Agreement, by and among INT Media Group,
         Incorporated, Jupiter Media Metrix, Inc. and Jupiter Communications, Inc., dated as of June 20, 2002*1

         99.1 Press release, dated August 1, 2002, of INT Media Group, Incorporated

         * The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

         Exhibit A         Copyright Assignment Agreement
         Exhibit B         Trademark Assignment Agreement
         Exhibit C         Bill of Sale and General Assignment
         Exhibit D         Assignment and Assumption Agreement
         Exhibit E         Name Change Agreement

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1  Incorporated herein by reference to the Registrant's  Form 10-Q filed on
   August 14, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INT Media Group, Incorporated

Date:  August 15, 2002              By: /s/ Christopher S. Cardell
                                       -----------------------------------------
                                       Christopher S. Cardell
                                       Director, President and Chief Operating
                                       Officer

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                                  EXHIBIT INDEX

Exhibit No.                                 Description
----------                                  ------------
2 Asset Purchase Agreement, by and among INT Media Group, Incorporated, Jupiter Media Metrix, Inc. and Jupiter Communications, Inc., dated as of June 20, 2002*1

99.1      Press release, dated August 1, 2002, of INT Media Group, Incorporated




         * The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

         Exhibit A         Copyright Assignment Agreement
         Exhibit B         Trademark Assignment Agreement
         Exhibit C         Bill of Sale and General Assignment
         Exhibit D         Assignment and Assumption Agreement
         Exhibit E         Name Change Agreement

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1  Incorporated herein by reference to the Registrant's  Form 10-Q filed on
   August 14, 2002.